Exhibit 10.9

Execution Version

AMENDMENT NO. 12

July 11, 2024

Faraday Future Intelligent Electric Inc.

18455 South Figueroa Street

Gardena, California 90248

Attention: Legal Department, Mike Beck

Phone: (800) 228-7702

Email: david.beck@ff.com

Re: Amendment No. 12

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement dated as of August 14, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “SPA”), by and among Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Issuer”), the other Credit Parties from time to time party thereto, Senyun International Ltd. (the “Senyun Purchaser”), the other financial institutions or other entities from time to time parties thereto (with the Senyun Purchaser, each a “Purchaser” and collectively, the “Purchasers”) and FF Simplicity Ventures LLC, a Delaware limited liability company, as administrative agent and collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the SPA. This Amendment No. 12 is referred to herein as this “Amendment”.

1. Amendments to the SPA. Upon the effectiveness of this Amendment, the SPA shall be amended as follows:

(a) The following definitions of “Utica”, “Utica Lease Agreement” and “Utica Subordination Agreement” shall be added to Annex A of the Existing SPA:

“Utica” means UTICA LEASECO, LLC, a Florida limited liability company.

“Utica Lease Agreement” means that certain Master Lease Agreement dated as of July 11, 2024, between Utica and FARADAY&FUTURE INC., a California corporation.

“Utica Subordination Agreement” means that certain Security Interest Subordination Agreement dated as of July 11, 2024 between Agent and Utica.

(b) Section 5.1 shall be amended by (i) deleting “and” at the end of Section 5.1(r), (ii) replacing “.” at the end of Section 5.1(s) with “; and” and (iii) adding the following as Section 5.1(t):

“(t) Debt incurred under the Utica Lease Agreement in an aggregate amount outstanding not to exceed the amount permitted under Section 4 of the Utica Subordination Agreement.”

(c) Section 5.2 shall be amended by (i) deleting “and” at the end of Section 5.2(s), (ii) replacing “.” at the end of Section 5.1(t) with “; and” and (iii) adding the following as Section 5.1(u):

“(u) Liens in the Collateral (as defined in the Utica Lease Agreement as in effect as of July 11, 2024) granted to Utica to secure Debt permitted by Section 5.1(t) hereof, so long as such Liens in the Lease Collateral (as defined in the Utica Subordination Agreement) are subject to the Utica Subordination Agreement.”

2. Miscellaneous.

a. The provisions of this Amendment shall become effective against the Senyun Purchaser upon the execution and delivery by the Senyun Purchaser of a counterpart hereto and Section 1 of this Amendment shall be effective against all Purchasers (the time such effectiveness against all Purchasers, the “Effectiveness Date”) upon the execution and delivery of the Senyun Purchaser and the concurrent execution and delivery by FF Vitality Ventures LLC (the “FF Vitality Purchaser”) as party to that certain amendment, to be dated as of the date hereof, by and between the Issuer and the FF Vitality Purchaser, with the Senyun Purchaser and the Vitality Purchaser collectively satisfying the requisite number of Purchasers necessary for the amendment in Section 1 to be effective in accordance with the terms of the SPA.

b. In order to induce the Senyun Purchaser to enter into this Amendment, the Issuer hereby represents and warrants to the Senyun Purchaser, immediately after giving effect to this Amendment, as of the date hereof and in each case, that all material non-public information regarding the Issuer or any other Credit Party that has been disclosed to the Senyun Purchaser on or prior to the date hereof, has been disclosed in the Issuer’s public filings with the Commission prior to the date hereof or will be disclosed within two Business Days of such disclosure.

c. Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA or any other Financing Document, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the Senyun Purchaser reserves all of its rights and remedies under the SPA and the Financing Documents.

d. Within two Business Days of the Effectiveness Date, the Issuer shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby in the form required by the Securities Exchange Act of 1934, as amended, and attaching the form of this Amendment (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Issuer shall have disclosed all material, non-public information (if any) provided to each Purchaser by the Issuer or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the 8-K Filing, the Issuer acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Issuer, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and each Purchaser or any of its affiliates, on the other hand, relating to the transactions contemplated by this Amendment, shall terminate.

e. The obligations of the Senyun Purchaser to this Amendment are several and not joint with the obligations of any other holder of securities of the Issuer (each, an “Other Holder”), and the Purchaser party to this Amendment shall not be responsible in any way for the performance of the obligations of any Other Holder under any other agreement by and between the Issuer and any Other Holder (each, an “Other Agreement”). Nothing contained herein or in any Other Agreement, and no action taken by the Purchaser party hereto pursuant to this Amendment, shall be deemed to constitute the Purchaser party hereto and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Senyun Purchaser and Other Holders are in any way acting in concert or as a group with respect to such obligations or any Other Agreement and the Issuer acknowledges that, to the best of its knowledge, Senyun Purchaser and the Other Holders are not acting in concert or as a group with respect to such obligations or any Other Agreement. The Issuer and Senyun Purchaser confirm that Senyun Purchaser has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Senyun Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

f. The Issuer hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Person with respect to the transactions contemplated hereby (each an “Comparable Document”) is or will be more favorable to such Person (other than any reimbursement of legal fees) than those of Senyun Purchaser and this Amendment. If, and whenever on or after the date hereof, the Issuer enters into a Comparable Document, then (i) the Issuer shall provide notice thereof to Senyun Purchaser promptly following the occurrence thereof and (ii) the terms and conditions of this Amendment shall be, without any further action by Senyun Purchaser or the Issuer, automatically amended and modified in an economically and legally equivalent manner such that Senyun Purchaser shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Comparable Document, provided that upon written notice to the Issuer promptly after entrance of the Issuer into such Comparable Document, Senyun Purchaser may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Amendment shall apply to Senyun Purchaser as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to Senyun Purchaser.

g. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

h. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS OF SUCH STATE.

- Remainder of page intentionally blank; signature pages follow -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers on the date first written above.

ISSUER:

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Matthias Aydt
Name:	Matthias Aydt
Title:	Chief Executive Officer

(Signature Page to Amendment)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers on the date first written above.

PURCHASER:

SENYUN INTERNATIONAL LTD.

By:	/s/ Bo Zhang
Name:	Bo Zhang
Title:	Chief Executive Officer

(Signature Page to Amendment)